                                                                   EXHIBIT 10.24

                             HINES HOLDINGS, INC.

                   AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT
                   ----------------------------------------


          This Amendment Number 1 to Purchase Agreement (this "Amendment"), is
                                                               ---------
made as of June 11, 1998, by and among Hines Holdings, Inc., a Nevada corporation (the "Company"), and the Persons listed on the signature pages
                  -------
hereto as Purchasers (collectively, the "Purchasers").
                                         ----------

          Reference is made to (i) that certain Purchase Agreement dated December 16, 1997, by and among the Company and the Purchasers (the "Purchase
                                                                     --------
Agreement"), (ii) that certain Notice to Purchasers of Subsequent Closing dated
---------
March 16, 1998, by and among the Company and the Purchasers (the "First
                                                                  -----
Subsequent Closing Notice") and (iii) that certain Notice to Purchasers of
-------------------------
Subsequent Closing dated April 2, 1998, by and among the Company and the Purchasers (the "Second Subsequent Closing Notice"). The Company and the
                 --------------------------------
Purchasers desire to amend the Purchase Agreement, the First Subsequent Closing Notice and the Second Subsequent Closing Notice, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

          Now therefore, the parties intending to be legally bound hereby agree as follows.

     1. Section 7P of the Purchase Agreement is hereby amended in its entirety to read as follows:

     "Consideration for Warrants. The Purchasers and the Company
      --------------------------
     acknowledge and agree that as of the date hereof the fair market value of the maximum number of shares of Class A Preferred which may be issued hereunder is $19,404,105 and the fair market value of the maximum number of shares of Common Stock issuable upon exercise of the Warrants which may be issued hereunder is $595,895 and that, for all purposes (including tax and accounting), the consideration for the issuance of the Warrants shall be allocated by each Purchaser and the Company as set forth on the Schedule of Purchasers attached hereto. Each Purchaser and the Company shall file their respective federal, state and local tax returns in a manner which is consistent with such valuation and allocation and shall not take any contrary position with any taxing authority."

     2. The Schedule of Purchasers attached to the Purchase Agreement is hereby amended in its entirety to read as set forth on Annex A attached hereto.
                                                       -------

     3. The Subsequent Closing Schedule attached to the Purchase Agreement is hereby amended in its entirety to read as set forth on Annex B attached hereto.
                                                       -------

     4. The Schedule of Purchasers attached to the First Subsequent Closing Notice is hereby amended in its entirety to read as set forth on Annex C
                                                                 -------
attached hereto.

     5. The Schedule of Securities Available for Purchase After March 18, 1998 Closing attached to the First Subsequent Closing Notice is hereby amended in its entirety to read as set forth on Annex D attached hereto.
                                 -------

     6. The Schedule of Purchasers attached to the Second Subsequent Closing Notice is hereby amended in its entirety to read as set forth on Annex E
                                                                 -------
attached hereto.

     7. The Schedule of Securities Available for Purchase After April 2, 1998 Closing attached to the Second Subsequent Closing Notice is hereby amended in its entirety to read as set forth on Annex F attached hereto.
                                     -------

     8. Except as set forth herein, no provision of the Purchase Agreement, First Subsequent Closing Notice or Second Subsequent Closing Notice shall be deemed to be amended or modified in any respect.

     9. This Amendment may be executed in any number of separate counterparts (including by means of facsimile transmission), each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

                          *        *        *        *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                    HINES HOLDINGS, INC.


                                    By:  /s/ Paul R. Wood

                                    Its: President



                                    PURCHASERS


                                    ABBOTT CAPITAL 1330
                                    INVESTORS I, LP

                                    By:  ABBOTT CAPITAL 1330
                                         GENPAR I, LLC
                                    Its. General Partner

                                    By:  /s/ Thomas Hallagan
                                    Its: Manager


                                    MADISON DEARBORN CAPITAL PARTNERS, L.P.

                                    By:  MADISON DEARBORN PARTNERS,
                                         L.P.
                                    Its: General Partner

                                    By:  MADISON DEARBORN PARTNERS,
                                         INC.
                                    Its: General Partner

                                    By:  /s/ Paul R. Wood

                                    Its: Vice President

                                    ANNEX A

                            SCHEDULE OF PURCHASERS
                            ----------------------


                                                        Total       No. of
                                            No. of     Purchase     Shares
                                            Shares      Price      issuable
                                              of         for         upon       Purchase
          Names and                         Class A    Class A     Exercise of  Price for
          Addresses                        Preferred  Preferred     Warrant      Warrant
          ---------                        ---------  ---------     -------     ---------
Madison Dearborn Capital Partners, L.P.        3,500  $3,395,718       104,282   $104,282
Three First National Plaza
Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP            6,000  $5,821,231       178,769   $178,769
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite 2800
Attn: Thomas W. Hallagan
                                            ________  __________      ________   ________

TOTAL                                          9,500  $9,216,949       283,051   $283,051

                                    ANNEX B

                          SUBSEQUENT CLOSING SCHEDULE
                          ---------------------------

                                                         Total       No. of
                                            No. of     Purchase      Shares
                                            Shares       Price      issuable
                                              of          for         upon         Purchase
             Names and                      Class A     Class A     Exercise of    Price for
             Addresses                     Preferred   Preferred      Warrant       Warrant
             ---------                     ---------   ---------      -------       -------
Madison Dearborn Capital Partners, L.P.      1,500    $ 1,455,308       44,692     $ 44,692
Three First National Plaza
Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP          9,000    $ 8,731,848      268,152     $268,152
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite 2800
Attn: Thomas W. Hallagan
                                           -------    ------------    --------     --------

TOTAL                                       10,500    $10,187,156      312,844     $312,844

                                    ANNEX C

                             SCHEDULE OF PURCHASERS
                             ----------------------
                                 MARCH 18, 1998
                                 --------------

                                                        Total        No. of
                                            No. of     Purchase     Shares
                                            Shares      Price      issuable
                                              of         for         upon       Purchase
             Names and                      Class A    Class A     Exercise of  Price for
             Addresses                     Preferred  Preferred     Warrant      Warrant
            ----------                     ---------  ---------     -------     ---------
Madison Dearborn Capital Partners, L.P.        -0-           -0-         -0-        -0-
Three First National Plaza, Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP          4,250    $4,123,373     126,627   $126,627
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite
 2800
Attn: Thomas W. Hallagan
                                            -------   ----------     -------   --------

TOTAL                                        4,250    $4,123,373     126,627   $126,627

                                    ANNEX D

                       SCHEDULE OF SECURITIES AVAILABLE
                       --------------------------------
                   FOR PURCHASE AFTER MARCH 18, 1998 CLOSING
                   -----------------------------------------


                                                                                  No. of
                                                                    Total         Shares
                                                      No. of        Purchase      issuable
                                                      Shares        Price           upon
                                                        of          for           Exercise    Purchase
                Names and                             Class A       Class A         of        Price for
                Addresses                             Preferred     Preferred     Warrant     Warrant
----------------------------------------              ---------     ---------     -------     --------
Madison Dearborn Capital Partners, L.P.               1,500         $1,455,308    44,692      $ 44,692
Three First National Plaza
Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP                   4,750         $4,608,475    141,525     $141,525
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite 2800
Attn: Thomas W. Hallagan
                                                      ------        ----------    --------    --------
TOTAL                                                 6,250         $6,063,783    186,217     $186,217

                                    ANNEX E

                             SCHEDULE OF PURCHASERS
                             ----------------------
                                 APRIL 2, 1998
                                 -------------

                                                                     Total         No. of
                                                      No. of        Purchase       Shares
                                                      Shares         Price        issuable
                                                        of            for           upon      Purchase
                Names and                             Class A       Class A       Exercise of Price for
                Addresses                             Preferred     Preferred       Warrant   Warrant
-----------------------------------------             ---------     ---------     -----------   ---------
Madison Dearborn Capital Partners, L.P.               -0-           -0-           -0-         -0-
Three First National Plaza, Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP                   250           $242,551      7,449       $7,449
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite
 2800
Attn: Thomas W. Hallagan
                                                     ------        ---------     -------     --------
TOTAL                                                 250           $242,551      7,449       $7,449

                                    ANNEX F

                        SCHEDULE OF SECURITIES AVAILABLE
                        --------------------------------
                    FOR PURCHASE AFTER APRIL 2, 1998 CLOSING
                    ----------------------------------------


                                                                                   No. of
                                                                      Total        Shares
                                                      No. of        Purchase      issuable
                                                      Shares          Price         upon
                                                        of             for        Exercise    Purchase
                Names and                              Class A       Class A         of       Price for
                Addresses                             Preferred     Preferred     Warrant     Warrant
-----------------------------------------             ---------     ---------     -------     ---------
Madison Dearborn Capital Partners, L.P.               1,500         $1,455,308    44,692      $ 44,692
Three First National Plaza
Suite 3800
Chicago, IL 60602
Attention:  Paul R. Wood

Abbott Capital 1330 Investors I, LP                   4,500         $4,365,924    134,076     $134,076
c/o Abbott Capital Management, LLC
1330 Avenue of the Americas, Suite 2800
Attn: Thomas W. Hallagan
                                                      ------        ---------     --------    --------
TOTAL                                                 6,000         $5,821,232    178,768     $178,768